Prospectus supplement	November 30, 2011

Putnam Asset Allocation: Balanced Portfolio Summary Prospectus dated January 30, 2011

Effective November 30, 2011, the name of the fund will change to Putnam Dynamic Asset Allocation Balanced Fund and the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Jeffrey Knight, James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Mr. Kutin joined the portfolio team for the fund in November 2011 and is a Portfolio Manager.

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